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                                                                      Exhibit 10


         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of the Janus Adviser International Forty Fund, to us under the heading "Independent Registered Public Accounting Firm".


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado

May 29, 2008